Exhibit 32.2
Form 10-KSB
Viking Systems, Inc.
File No. 000-49636



                                  CERTIFICATION

     I, Dennis Blomquist, Chief Financial Officer of Viking Systems, Inc. (the Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     o the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission (the Report), fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:     January 28, 2004                By: /s/ Dennis Blomquist
                                               ___________________________
                                               Dennis Blomquist
                                               Chief Financial Officer









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